[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 9 to Automatic Self-Administered Yearly Renewable Term Reinsurance Agreement #I614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson Cit y, Missouri ("the Reinsurer").

Effective June 11, 2021, the Agreement is amended as follows in order to add coverage of 2021 Plans at the current rates:

Exhibit A, Business Covered is replaced with the Exhibit A, Business Covered attached to this amendment.

Exhibit C-4, Rates and Terms for Accumulator VUL, Protector IUL 3.0, and Accumulator IUL 4.0 is added to the Agreement as attached.

All other provisions of the Reinsurance Agreement will continue unchanged. Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

EXHIBIT A
(effective as of the dates shown below)

Business Covered
Agreement Effective Date:
May 1, 201 5. The commencement dates for specific plans are shown below.
Coverage:
The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States, Canada, legal permanent residents thereof or those qualifying under the Company's Foreign National Program as outlined in Exhibit C-3. Policies may be backdated up to six (6) months to save age even if the backdated issue date precedes the Effective Date of this Agreement.

Basis:
[REDACTED] of the excess over the Company's retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z, inclusive.

Company's State of Domicile: Plans, Riders and Benefits: Plan Identification	Iowa Exhibit Reference	Commencement	Termination
	for Rates	Date	Date
Classic UL	C-1	May 1, 2015	Jan 31, 2020
Classic Survivorship (JLS)	C-2	May 1, 2015	Jan 31, 2020
Symetra UL 2015	C-1	Aug 10, 2015	Jan 31, 2020
Milestone VUL-G *	C-1	April 3, 2017	Jan 31, 2020
Symetra Accumulator IUL 1.0	C-1	Oct 9, 2017	Jan 31, 2020
Symetra Protector IUL 1.0 (17	CSO) * * C-1	May 29, 2019	Sept 30, 2021
Symetra UL 2015 (17 CSO)	C-1	Nov 4, 2019
Milestone VUL-G (17 CSO) *	C-1	Nov 4, 2019
Symetra Accumulator IUL 2.0	(17 CSO) C-1	Nov 4, 2019	Sept 30, 2021
Symetra Accumulator IUL 4.0 * *	C-4	June 11, 2021
Accumulator VUL * *	C-4	August 1, 2021
Symetra Protector IUL 3.0	C-4	June 11, 2021
[REDACTED]

Plans, Rider and Benefits (continued):
Plan Identification            Exhibit Reference         Commencement    Termination
                        for Rates            Date        Dates

Single Life Riders and Benefits attached to             C-1    May 1, 2015        Jan 31, 2020
Classic UL and Symetra UL 2015
Accelerated Death Benefit Rider
(Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider {LPB)
Premier Rider

Joint Life Riders and Benefits                C-2        May 1, 2015        Jan 31, 2020
Policy Split Option Rider (PSO)
Estate Preservation Rider {EPR)
Lapse Protection Benefit (LPB/Premier)

Single Life Riders and Benefits attached         C-1        April 3, 2017        Jan 31, 2020
to Milestone VUL-G

Accelerated Death Benefit Rider
{Terminal Illness)
Lapse Protection Benefit Rider {LPB)
Single Life Riders and Benefits attached         C-1        October 9, 2017        Jan 31, 2020
to Symetra Accumulator IUL 1.0

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

Single Life Riders and Benefits attached         C-4        Jun 11, 2021
to Symetra Accumulator IUL 4.0

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

Single Life Riders and Benefits attached         C-1        May 29, 2019     Sept 30, 2021
to Symetra Protector IUL 1.0 (17 CSO)

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider
Lapse Protection Benefit Rider {LPB)

Single Life Riders and Benefits attached         C-4        June 11, 2021
to Symetra Protector IUL 3.0

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

Single Life Riders and Benefits attached         C-1        Nov 4, 2019
to Symetra UL 2015 (17 CSO)

Accelerated Death Benefit Rider
(Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider {LPB)                             March 31, 2021

Premier Rider

Single Life Riders and Benefits attached         C-1        Nov 4, 2019
to Milestone VUL-G (17CSO)

Accelerated Death Benefit Rider
{Terminal Illness)
Lapse Protection Benefit Rider {LPB)
Premier Rider

Single Life Riders and Benefits attached         C-1        Nov 4, 2019        Sept 30, 2021
to Symetra Accumulator IUL 2.0 (17 CSO)

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

Single Life Riders and Benefits attached         C-4        August 1, 2021
to Accumulator VUL

Accelerated Death Benefit Rider for Terminal Illness
Change of Insured Rider
Supplemental Protection Rider

EXHIBIT C-4
(effective June 11, 2021)

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 8 to Automatic Self-Administered Yearly Renewable Term Reinsurance Agreement /tl614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri ("the Reinsurer").

Effective July 8, 2019, the Company has provided to the Reinsurer its new Foreign National Guidelines that will replace Exhibit C-3 of the Agreement. Such new Foreign National Guidelines will become part of the Business Guidelines.

Exhibit A-1, Business Guidelines is replaced with the Exhibit A-1, Business Guidelines, attached to this Agreement.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

Exhibit A-1
(effective July 8, 2019)

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement or the effective date of this Amendment:
1.    Policy Form(s)
Classic contract with all riders.pdf

2.    Policy Application Form(s)

3.    Supplemental Benefit and Rider Form(s) Riders and Benefits v5.doc

4.    Premium Rates

5.    Underwriting Requirements Grid (medical and non-medical) LU 958 914 FINAL.PDF

6.    Underwriting Guidelines/Rules LU- 958BGA- 914-D12R.PDF
7.    Preferred Underwriting Criteria or Rules LU-958 914 FINAL.PDF

8.    Conversion Rules

9.    Premium Financing Guidelines
LIM_1 4 1 9 _8 17_C.pdf ; UM_1 4 20 _8 17_C.pdf
1O.    Foreign National Guidelines
Foreign National Guidelines July 2019 Final.pdf

The Company affirms that the following Underwriting Manual is in use as of the effective date of this Agreement:

Swiss Re Life Guide

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 7 to Automatic Self-Administered Yearly Renewable Term Reinsurance Agreement #I614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri ("the Reinsurer").

Effective with the inception of the Agreement, the reinsurance percentages in the table below will replace the table in section 5 of Exhibit C-1 of the Agreement.

    [REDACTED]

Effective as of the dates indicated, Exhibit A, Business Covered is replaced with the Exhibit A,
Business Covered attached to this amendment.

Effective as of the dates indicated, Exhibit C-1 , Rates and Terms for Classic UL, Symetra UL 20 1 5, Milestone VUL-G and Symetra Accumulator IUL 1.0 is replaced with the Exhibit C-1, Rates and Terms for Classic UL, Symetra UL 2015, Milestone VUL-G , Symetra Accumulator IUL 1.0 , Symetra Protector IUL 1 .0 (17 CSO), Symetra UL 2015 (17 CSO), Milestone VUL-G (17 CSO} and Symetra Accumulator IUL 2.0 (17 CSO).

All other provisions of the Reinsurance Agreement will continue unchanged . Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

EXHIBIT A
(effective as of the dates shown below)

Business Covered

Agreement Effective Date:

May 1, 2015. The commencement dates for specific plans are shown below.

Coverage:
The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States, Canada, legal permanent residents thereof or those qualifying under the Company's Foreign National Program as outlined in Exhibit C-3. Policies may be backdated up to six (6) months to save age even if the backdated issue date precedes the Effective Date of this Agreement.
Basis:
[REDACTED] of the excess over the Company's retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z, inclusive.

Company's State of Domicile: Plans, Riders and Benefits: Plan Identification	Iowa Exhibit Reference	Commencement	Termination
	for Rates	Date	Date
Classic UL	C-1	May 1, 2015	Jan 31, 2020
Classic Survivorship (JLS)	C-2	May 1, 2015	Jan 31, 2020
Symetra UL 2015	C-1	Aug 10, 2015	Jan 31, 2020
Milestone VUL-G *	C-1	April 3, 2017	Jan 31, 2020
Symetra Accumulator IUL 1.0	C-1	Oct 9, 2017	Jan 31, 2020
Symetra Protector IUL 1.0 (17	CSO) * * C-1	May 29, 2019
Symetra UL 2015 (17 CSO)	C-1	Nov 4, 2019
Milestone VUL-G (17 CSO) *	C-1	Nov 4, 2019
Symetra Accumulator IUL 2.0	(17 CSO) C-1	Nov 4, 2019

[REDACTED]

Plans, Rider and Benefits (continued):
Plan Identification            Exhibit Reference         Commencement    Termination
                        for Rates            Date        Dates

Single Life Riders and Benefits attached to             C-1    May 1, 2015        Jan 31, 2020
Classic UL and Symetra UL 2015
Accelerated Death Benefit Rider
(Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider {LPB)
Premier Rider

Single Life Riders and Benefits attached to             C-1    April 3, 2017        Jan 31, 2020
Milestone VUL-G
Accelerated Death Benefit Rider
(Terminal Illness)
Lapse Protection Benefit Rider {LPB)

Single Life Riders and Benefits attached to             C-1    May 29, 2019
Protection IUL
Accelerated Death Benefit Rider
(Terminal Illness)
Supplemental Protection Rider

Single Life Riders and Benefits attached         C-1        Nov 4, 2019
to Symetra Accumulator IUL 2.0 (17CSO)

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

EXHIBIT C-1

(effective May 29, 2019 and November 4, 2019)

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 6 to Automatic Self-Administered YRT Reinsurance Agreement
#1614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of
Jefferson City, Missouri ("the Reinsurer").

WHEREAS, the Company is making changes to its premium financing program;

WHEREAS, the Reinsurer has agreed to accept such changes to the Company's premium financing program as outlined in this Amendment;

WHEREAS, the Company has provided to the Reinsurer copies of its premium financing guidelines which will become part of the Business Guidelines;
NOW THEREFORE, effective October 1, 2017, the parties agree to the following:

1.Exhibit A-1, Business Guidelines is replaced with the Exhibit A-1, Business Guidelines, attached to this agreement.
2.In addition to the premium financing guidelines provided by the Company to the Reinsurer, the Company and the Reinsurer acknowledge and agree to the following:

•The premium guidelines provided will only apply to the Company's Accumulator IUL 1.0 product. Premium financing on any other products will require review by the Reinsurer on a case by case basis.
•The premium financing cases will be reviewed for suitability and insurable interest, as well as mortality by a multi-disciplinary team of the Company that includes a senior member of the underwriting team as approved by the Reinsurer.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

Exhibit A-1
(effective October 1, 201 7)

Business Guidelines

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement or the effective date of this Amendment:

1.Policy Form(s)
Classic contract with all riders.pdf

2.Policy Application Form(s)

3.Supplemental Benefit and Rider Form(s) Riders and Benefits v5.doc

4.Premium Rates

5.Underwriting Requirements Grid (medical and non-medical) LU- 958 - 914 - FINAL.PDF
6.Underwriting Guidelines/Rules LU- 958BGA- 914- D12R.PDF
7.Preferred Underwriting Criteria or Rules LU-958 914 FINAL.PDF

8.Conversion Rules

9.Premium Financing Guidelines
LIM_1419_817_C.pdf; LIM_1420_817_C.pdf

The Company affirms that the following Underwriting Manual is in use as of the effective date of this Agreement:

Swiss Re Life Guide

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 5 to Automatic Self-Administered YRT Reinsurance Agreement #I614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of
Jefferson City, Missouri ("the Reinsurer").

Effective October 9, 2017, the Agreement is amended as follows in order to add the Company's Symetra Accumulator IUL 1.0 product:

Exhibit A, Business Covered is replaced with the Exhibit A, Business Covered attached to this amendment.

Exhibit C-1, Rates and Terms for Classic UL, Symetra UL 2015 and Milestone VUL-G is replaced with the Exhibit C-1, Rates and Terms for Classic UL, Symetra UL 2015, Milestone VUL-G and Symetra Accumulator IUL 1.0 as attached to this amendment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

EXHIBIT A (effective October 9, 2017)

Business Covered

Agreement Effective Date:

May 1, 2015. The commencement dates for specific plans are shown below.

Coverage:
The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States, Canada legal permanent residents thereof or those qualifying under the Company's Foreign National Program as outlined in Exhibit C-3. Policies may be backdated up to six (6) months to save age even if the backdated issue date precedes the Effective Date of this Agreement.

Basis:
[REDACTED] of the excess over the Company's retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z, inclusive.

Company's State of Domicile: Iowa
Plans, Riders and Benefits:
Plan Identification         Exhibit Reference    Commencement     Termination Date
for Rates        Date
Classic UL            C-1            May 1, 2015
Classic Survivorship (JLS)     C-2            May 1, 2015
Symetra UL 2015         C-1            August 10, 2015
Milestone VUL-G *        C-1            April 3, 2017
Symetra Accumulator IUL 1.0        C-1        October 9, 2017
[REDACTED]

Single Life Riders and Benefits attached to             C-1    May 1, 2015
Classic UL and Symetra UL 2015
Accelerated Death Benefit Rider
(Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider {LPB) Premier Rider

Plans, Riders and Benefits (continued):
Plan Identification        Exhibit Reference    Commencement      Termination Date
For Rates            Date
Joint Life Riders and Benefits        C-2        May 1, 2015

Policy Split Option Rider (PSO)
Estate Preservation Rider {EPR)
Lapse Protection Benefit (LPB/Premier)

Single Life Riders and Benefits attached         C-1    April 3, 2017
to Milestone VUL-G

Accelerated Death Benefit Rider
{Terminal Illness)
Lapse Protection Benefit Rider {LPB)
Single Life Riders and Benefits attached         C-1        October 9, 2017
to Symetra Accumulator IUL 1.0

Accelerated Benefit Rider for Terminal Illness
Supplemental Protection Rider

EXHIBIT C-1
(effective October 9, 2017)
[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 4 to Automatic Self-Administered YRT Reinsurance Agreement
#I614008US-15 effective May 1, 2015, between
SYMETRA LIFE INSURANCE COMPANY
of Des Moines, Iowa ("the Company") and
SWISS RE LIFE & HEALTH AMERICA INC. of
Jefferson City, Missouri ("the Reinsurer").

Effective April 3, 2017, the Agreement is amended as follows in order to add coverage of the Company's Milestone VUL-G:

Exhibit A, Business Covered, is replaced with the Exhibit A, Business Covered, attached to this amendment.

Exhibit C-1, Terms and Rates for Classic UL and Symetra UL 201 5 is replaced with Exhibit C-1, Terms and Rates for Classic UL, Symetra UL 2015 and Milestone VUL-G, attached to this amendment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.

By:                        BY:

EXHIBIT A
(effective April 3, 2017)

Business Covered

Agreement Effective Date: May 1, 2015.
The commencement dates for specific plans are shown below.

Coverage:
The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States, Canada legal permanent residents thereof or those qualifying under the Company's Foreign National Program as outlined in Exhibit C-3. Policies may be backdated up to six (6) months to save age even if the backdated issue date precedes the Effective Date of this Agreement.

Basis:
[REDACTED] of the excess over the Company's retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z, inclusive.

Company's State of Domicile: Iowa
Plans, Riders and Benefits:
Plan Identification         Exhibit Reference    Commencement     Termination Date
for Rates        Date
Classic UL            C-1            May 1, 2015
Classic Survivorship (JLS)     C-2            May 1, 2015
Symetra UL 2015         C-1            August 10, 2015
Milestone VUL-G *        C-1            April 3, 2017
[REDACTED]
Single Life Riders and Benefits attached to             C-1    May 1, 2015
Classic UL and Symetra UL 2015
Accelerated Death Benefit Rider
(Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider {LPB) Premier Rider

Plans, Riders and Benefits (continued):
Plan Identification        Exhibit Reference    Commencement          Termination Date
For Rates            Date
Joint Life Riders and Benefits        C-2        May 1, 2015
Policy Split Option Rider (PSO)
Estate Preservation Rider {EPR)
Lapse Protection Benefit (LPB/Premier)

Single Life Riders and Benefits attached         C-1    April 3, 2017
to Milestone VUL-G

Accelerated Death Benefit Rider
{Terminal Illness)
Lapse Protection Benefit Rider {LPB)

EXHIBIT C-1
(effective April 3, 2017)
[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 3 to Automatic Self-Administered YRT Reinsurance Agreement #I614008US-15 effective May 1, 2015, between SYMETRA LIFE INSURANCE COMPANY of Des Moines, Iowa ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of
Jefferson City, Missouri ("the Reinsurer").

Effective April 1, 2017, the Agreement is amended as follows in order to increase The Company's Retention Limits:

Exhibit D, The Company's Retention Limits, is replaced with the Exhibit D, The Company's Retention Limits, attached to this amendment.

Exhibit E, Automatic Issue and Acceptance Limits is replaced with the Exhibit E, Automatic Issue and Acceptance Limits, attached to this amendment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY

By:

SWISS RE LIFE & HEALTH AMERICA INC.

By:

Exhibit D
(effective April 1, 2017)

The Company’s Retention Limits

Life:

The Company will retain its Maximum Corporate Retention Limit, as stated below.
Effective April 1, 2017:

[REDACTED]

*For Joint Life, the Company will retain the maximum retention available on any one life based on the above applicable Joint Life amounts.

Effective May 1, 2015 through March 31, 2017:

[REDACTED]
Joint Life Retention: Retention for joint life is determined as the sum of two individual lives.

For policies with the Estate Preservation Rider (EPR) attached, the Company will calculate its applicable retention as a percentage of the total face amount provided by the base· policy plus the EPR. The Company will then fill its retention by applying this percentage to each of the base policy and EPR.

It is understood that the amount retained by the Company includes its retention under any in force policies without the benefit of other reinsurance - except that amounts within such retention that are ceded to an affiliate of the Company shall be deemed to be retained by the Company. Any such retained amounts by the affiliated company should be accounted for net of reinsurance with non-affiliated companies. It is further understood that any such reinsurance with an affiliate of the Company will not, in itself, adversely impact the experience of the business reinsured under this Agreement.

The Ceding Company's Retention on the policy will remain constant. Any change in the Policy Net Amount At Risk.

[REDACTED]

(effective April 1, 2017)

Automatic Issue and Acceptance Limits

The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance and includes any additional coverage provided by the Estate Preservation Rider (EPR), will be as follows:

Effective April 1, 2017:

[REDACTED]

For Joint life: The definition of acceptance limits must be met for both lives, however the acceptance limit will be driven by the amount available based on the insured with the highest Automatic Issue Amount.

Each life is underwritten for one half of the face amount and EPR amount , if applicable, with respect to the amount based on routine requirements. Only Death Benefit Option A is available on Survivorship policies.

Effective April 1, 2017:

Effective May 1, 2015 through March 31, 2017:

[REDACTED]
The Reinsurer will automatically accept [REDACTED] of the excess over the Company's Retention, as specified in Exhibit D. If the Company is already on the risk for its retention or a portion of its retention under a previously issued policy or policies, the Reinsurer will automatically accept up to the full [REDACTED] (or a proportionate basis based on the Company' s previously retained amount) of the total Automatic Issue Amount (up to [REDACTED] or the maximum at a given age or rate as specified above) for newly issued policies provided the Company has complied with the Business Guidelines that would have applied if the new policy had been fully retained by the Company. No reinsurance will be ceded on an automatic basis when the age or rate designates "Company retention only".
[REDACTED]
In Force Limits:
In force and applied for on any one life: [REDACTED]
For survivorship policies, the In Force Limit is based on: [REDACTED]

Notwithstanding the preceding, in the event that the Company issued a policy that causes the In Force Limit to be exceeded 1} either unintentionally or as a result of all or a portion of the amount tendered for replacement not being cancelled or terminated for any reason;
2)    as a result of a portion of any replaced policy being subsequently reinstated; or 3) if a previously unknown amount of in force insurance with another company becomes known; and the Company inadvertently automatically cedes the policy to the Reinsurer under this Agreement the Reinsurer agrees to provide coverage on the policy up to its normal automatic capacity, not to exceed its then available retention on that life.

Conditional Receipt or Temporary Insurance Agreement Liability

The amount of coverage provided by the Reinsurer under a Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement will not exceed the lesser of:

1.    The Reinsurer's share, as stated in Exhibit A, of [REDACTED]; or

2.    The Reinsurer's Automatic Acceptance Limits; or

3.    The Reinsurer's share of the difference between the amount of insurance provided by the Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement and the amount retained by the Company. The amount retained by the Company is outlined in Exhibit D.

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 2 to Automatic Self-Administered YRT Reinsurance Agreement #I614008US-15
effective May 1, 2015, between
SYMETRA LIFE INSURANCE COMPANY
of Des Moines, Iowa ("the Company")
and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri ("the Reinsurer").

Effective March 14, 2016, the Agreement is amended as follows in order to add the Company's Foreign National Program which is applicable to both single life and survivorship plans under the Agreement:

1.    Exhibit A, Business Covered is replaced with the Exhibit A, Business Covered, attached to this amendment.

2.    Exhibit C-3, Foreign National Program Guidelines is added to the Agreement.

3.    The premiums for the Foreign National Program are the same as that for the base plans as outlined in Exhibit C-1, Rates and Terms for Classic UL and Symetra UL 2015 and Exhibit C-2, Rates and Terms for Classic Survivorship (JLS) of the Agreement.

4.    Exhibit D, The Company's Retention Limits and Exhibit E, Automatic Issue and Acceptance Limits are replaced with the Exhibit D and Exhibit E, attached to this amendment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY Swiss Re Life & Health America Inc.

By:                        BY:

Exhibit A
(effective March 14, 2016)

Business Covered

Agreement Effective Date:

May 1, 2015. The commencement dates for specific plans are shown below.

Coverage:
The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States, Canada, legal permanent residents thereof or those qualifying under the Company's Foreign National Program as outlined in Exhibit C-3. Policies may be backdated up to six (6) months to save age even if the backdated issue date precedes the Effective Date of this Agreement.
Basis:
[REDACTED] of the excess over the Company's retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z, inclusive.

Company's State of Domicile: Plans, Riders and Benefits:
Plan Identification    Iowa

Exhibit                 Reference for Rates         Commencement Date    Termination Date
Classic UL            C-1            May 1, 2015
Classic Survivorship (JLS)        C-2            May 1, 2015
Symetra UL 201 5        C-1            August 10, 2015

Single Life Riders and Benefits     C-1            May 1, 2015
Accelerated Death Benefit Rider (Terminal Illness)
Accelerated Death Benefit Rider (Cognitive Impairment/Limited ADL)
Additional Term Rider
Lapse Protection Benefit Rider (LPB) Premier Rider

Joint Life Riders and Benefits     C-2    May 1, 2015

Policy Split Option Rider (PSO) Estate Preservation Rider (EPR)
Lapse Protection Benefit (LPB/Premier)

Foreign National Program Guidelines

Maximum Issue Age: [REDACTED]

Maximum Table Rating: [REDACTED]

The Company will identify the Country as either A or B for the program based on RGA's published Country listings.

The Company will review the Reinsurer's Life Guide to determine if the Country /Region is standard, rated or individual consideration (IC):

[REDACTED]

(1)    If rated - Company will issue according to (1) above, but the Company will charge the policy and pay the reinsurance premium per the corresponding rating.

(2)    If IC - case would be sent to the Reinsurer for individual consideration.

When applying for reinsurance, if additional Country ratings or flat extras are applicable to a policy, these would apply in addition to any other ratings that might be assessed for a specific case.

The Company's Good Life Rewards will not be available.

[REDACTED]

(effective March 14, 2016)

The Company's Retention Limits

Life:

The Company will retain its Maximum Corporate Retention Limit, as stated below.

[REDACTED]

Joint Life Retention: Retention for joint life is determined as the sum of two individual lives.

For policies with the Estate Preservation Rider (EPR) att ached , the Company will calculate its applicable retention as a percentage of the total face amount provided by the base policy plus the EPR. The Company will then fill its retention by applying this percentage to each of the base policy and EPR.

It is understood that the amount retained by the Company includes its retention under any in force policies without the benefit of other reinsurance - except that amounts within such retention that are ceded to an affiliate of the Company shall be deemed to be retained by the Company. Any such retained amounts by the affiliated company should be accounted for net of reinsurance with non-affiliated companies. It is further understood that any such reinsurance with an affiliate of the Company will not, in itself, adversely impact the experience of the business reinsured under this Agreement.

The Ceding Company's Retention on the policy will remain constant. Any change in the Policy Net Amount at Risk due to changes in the policy' s cash value or account value will be allocated to the Reinsured Net Amount At Risk.

[REDACTED]
(effective March 14, 2016)

Automatic Issue and Acceptance Limits

The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance and includes any additional coverage provided by the Estate Preservation Rider (EPR), will be as follows:

[REDACTED]

For Joint Life: The definition of acceptance limits must be met for both lives, however the acceptance limit will be driven by the amount available based on the insured with the highest Automatic Issue Amount.

Each life is underwritten for one half of the face amount and EPR amount, if applicable, with respect to the amount based on routine requirements. Only Death Benefit Option A is available on Survivorship policies.

[REDACTED]

The Reinsurer will automatically accept [REDACTED] of the excess over the Company's Retention, as specified in Exhibit D. If the Company is already on the risk for its retention or a portion of its retention under a previously issued policy or policies, the Reinsurer will automatically accept up to the full [REDACTED] (or a proportionate basis based on the Company's previously retained amount) of the total Automatic Issue Amount (up to [REDACTED] or the maximum at a given age or rate as specified above) for newly issued policies provided the Company has complied with the Business Guidelines that would have applied if the new policy had been fully retained by the Company. No reinsurance will be ceded on an automatic basis when the age or rate designates "Company retention only".

[REDACTED]

In Force Limits:
In force and applied for on any one life:

[REDACTED]

For survivorship policies, the In Force Limit is based on:
[REDACTED]

Notwithstanding the preceding, in the event that the Company issued a policy that causes the In Force Limit to be exceeded 1) either unintentionally or as a result of all or a portion of the amount tendered for replacement not being cancelled or terminated for any reason;
2)    as a result of a portion of any replaced policy being subsequently reinstated; or 3) if a previously unknown amount of in force insurance with another company becomes known; and the Company inadvertently automatically cedes the policy to the Reinsurer under this Agreement, the Reinsurer agrees to provide coverage on the policy up to its normal automatic capacity, not to exceed its then available retention on that life.

Conditional Receipt or Temporary Insurance Agreement Liability

The amount of coverage provided by the Reinsurer under a Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement will not exceed the lesser of:

1.    The Reinsurer's share, as stated in Exhibit A, of [REDACTED]; or

2.    The Reinsurer's Automatic Acceptance Limits; or

3.    The Reinsurer's share of the difference between the amount of insurance provided by the Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement and the amount retained by the Company. The amount retained by the Company is outlined in Exhibit D.

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 1 to Automatic Self-Administered YRT Reinsurance Agreement #I614008US15
effective May 1, 2015 between SYMETRA LIFE INSURANCE COMPANY of West Des Moines, Iowa ("the Company")
and SWISS RE LIFE & HEALTH AMERICA INC.
of Jefferson City, Missouri ("the Reinsurer").

Effective June 21, 2015, the policy listed below shall be automatically reinsured under the terms of the Agreement and the following terms:
[REDACTED]

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

SYMETRA LIFE INSURANCE COMPANY SWISS RE LIFE & HEALTH AMERICA INC.COMPANY

By:                        BY: